UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2025

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On May 7, 2025, PROG Holdings, Inc. ("the Company") held its 2025 annual meeting of shareholders (the "Annual Meeting") in Salt Lake City, Utah. As of March 10, 2025, the record date for the Annual Meeting, there were 40,604,576 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 36,765,059 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 91% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2026 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:
Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Douglas C. Curling	32,849,658	1,122,741	10,014	2,782,646
Cynthia N. Day	31,023,489	2,948,479	10,445	2,782,646
Curtis L. Doman	32,974,866	997,892	9,655	2,782,646
Robert K. Julian	33,082,790	889,003	10,620	2,782,646
Ray M. Martinez	32,960,345	1,002,629	19,439	2,782,646
Steven A. Michaels	32,966,451	1,006,146	9,816	2,782,646
Daniela Mielke	33,017,051	939,317	26,045	2,782,646
Ray M. Robinson	31,943,391	2,029,132	9,890	2,782,646
Caroline S. Sheu	32,898,704	1,048,845	34,864	2,782,646
James P. Smith	32,959,925	1,012,018	10,470	2,782,646
Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
32,080,007	1,895,381	7,025	2,782,646
Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2025

For	Against	Abstain	Non-Votes
35,833,814	922,280	8,965	—

ITEM 8.01.     OTHER EVENTS
On May 7, 2025, the Company announced that its Board of Directors has declared a quarterly cash dividend of $0.13 per share of common stock. The dividend will be payable on June 3, 2025 to shareholders of record as of May 20, 2025.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated May 7, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	May 7, 2025		Brian Garner Chief Financial Officer